UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

(Date of earliest event reported): March 1, 2013

LIME ENERGY CO.

(Exact name of registrant as specified in its charter)

DELAWARE	001-16265	36-4197337
(State or other jurisdiction of incorporation or organization	(Commission File #)	(IRS Employer Identification No.)

16810 Kenton Drive, Suite 240, Huntersville North Carolina 28078

(Address of principal executive offices)

(704) 892-4442

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.     Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard;

Transfer of Listing.

Hearings Panel Decision to Allow Continued Listing

On March 6, 2013, Lime Energy Co. (the “Company”) received a letter from The NASDAQ Stock Market LLC (“NASDAQ”) notifying the Company that a NASDAQ Listing Qualifications Panel (the “Panel”) granted the Company’s request for continued listing of its common stock on The NASDAQ Capital. The Company’s continued listing is subject to the following conditions:

1.              On or before June 30, 2013, the Company shall have restated financial statements for fiscal 2008, 2009, 2010 and 2011 on file with the Securities and Exchange Commission (the “SEC”);

2.              On or before July 31, 2013, the Company shall file its Form 10-Q for the quarters ended March 31, June 30 and September 31, 2012; and

3.              On or before August 9, 2013, the Company shall file its Form 10-K for the year ended December 31, 2012 and its Form 10-Q for the quarter ended March 31, 2013.

As previously disclosed, the Company received a notice from the NASDAQ Listing Qualifications Staff on January 9, 2013 regarding the Company’s failure to satisfy NASDAQ Listing Rule 5250(c)(1) because the Company had not filed its Quarterly Reports on Form 10-Q for the periods ended June 30, and September 30, 2012, and that as a result the Company’s common stock was subject to delisting from NASDAQ. The Company requested a hearing before the Panel to review the listing determination and to request that the Panel grant the Company additional time to regain compliance. The hearing was held on February 21, 2013.

The Company is required to provide prompt notification to Nasdaq of any significant events during the exception period, including any events that may call into question the Company’s historical financial information or that may impact the Company’s ability to maintain compliance with any NASDAQ listing requirement or exception deadline.  During the exception period, the Company must be able to demonstrate compliance with all requirements for continued listing on NASDAQ. In the event the Company is unable to do so, its securities may be delisted from NASDAQ.

A press release related to the letter received from NASDAQ on March 6, 2013 is attached hereto as Exhibit 99.1.

Additional Grace Period to Comply with Minimum Bid Price Requirement

On March 1, 2013, the Company received a second compliance notice from the NASDAQ Listing Qualifications Staff indicating that the Company had not regained compliance with the minimum bid price requirement of $1.00, as required by NASDAQ Listing Rule 5550(a)(2), by February 25, 2013 . However, the Staff has determined that the Company is eligible for an additional 180 day grace period, or until August 26, 2013, to regain compliance with the rule. This additional 180 day period relate exclusively to the bid price deficiency. The Company may be delisted during the 180 day period ending August 26, 2013 for failure to maintain compliance with any other listing requirement for which it is currently on notice or which occurs during the period.  NASDAQ’s provision of the additional 180 day period was based on the Company meeting the continued listing requirement for market value of publicly held shares and all other applicable requirements for initial listing on The NASDAQ Capital Market, with the exception of the bid price requirement, and the Company’s written notice to Nasdaq of its intention to cure the deficiency during the second compliance period by effecting a reverse stock split if necessary.

The Company previously received a written notification from NASDAQ on August 29, 2012, indicating that the minimum bid price of the Company’s common stock had fallen below $1.00 for 30 consecutive trading days and that it was therefore not in compliance with NASDAQ Listing Rule 5550(a)(2).

A press release related to the notice received from NASDAQ on March 1, 2013 is attached hereto as Exhibit 99.2.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 6, 2013, David Asplund notified the Board of Directors of the Company (the “Board”) of his decision to resign from the Board to focus on his continuing battle with cancer.  The resignation was effective immediately.  The Board intends to replace Mr. Asplund and will begin a search for a candidate to replace him a soon as possible, although there can be no assurance that the Company will be able to find a suitable candidate willing to serve on the Board.

Item 8.01                                           Other Events.

On March 6, 2013, the Board of Directors of the Company, acting pursuant to the Company’s by-laws, adopted a resolution fixing the number of directors of the Company at seven.

Cautionary Note Regarding Forward-Looking Statements

This current report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act of 1934. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented in this current report is not a guarantee of future events, and that actual events and results may differ materially from those made in or suggested by the forward-looking information contained in this current report. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. A number of important factors could cause actual events and results to differ materially from those contained in or implied by the forward-looking statements, including whether we are able to find suitable candidates for our board of directors, how promptly we are able to complete our previously disclosed accounting review, the results of that review and the market price of our common stock , as well as those factors discussed in our Annual Report on Form 10-K, filed on March 16, 2012 with the SEC, which can be found at the SEC’s website www.sec.gov, each of which is specifically incorporated into this current report. Any forward-looking information presented herein is made only as of the date of this current report, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

Item 9.01        Financial Statements and Exhibits.

(d)          Exhibits

99.1	Press Release dated March 6, 2013
99.2	Press Release dated March 4, 2013

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIME ENERGY CO.:

Dated: March 6, 2013	By:	/s/ Jeffrey Mistarz
Jeffrey Mistarz
Executive Vice President
Chief Financial Officer & Treasurer